OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statement of Additional Information dated July 29, 2015

The following information replaces the last table in the section in the Funds’ SAI entitled "Investment Manager and Other Service Providers – Distributor”:

During the Funds' last three fiscal years, the Distributor received contingent deferred sales charge ("CDSC") payments with respect to Class C shares as follows:

Fund	3/31/13	3/31/14	3/31/15
Optimum Large Cap Growth Fund	$7,320	$4,810	$9,750
Optimum Large Cap Value Fund	$6,843	$4,739	$10,435
Optimum Small-Mid Cap Growth Fund	$1,191	$801	$1,713
Optimum Small-Mid Cap Value Fund	$1,167	$740	$1,380
Optimum International Fund	$2,295	$1,577	$2,912
Optimum Fixed Income Fund	$14,318	$11,309	$16,123

The Funds did not receive any limited CDSC payments with respect to Class A shares for the periods noted above.

Please keep this supplement for future reference.

This Supplement is dated February 26, 2016.